SUPPLEMENT TO

CALVERT SOCIAL INVESTMENT FUND
Calvert Social Investment Fund Balanced Portfolio
Calvert Social Investment Fund Bond Portfolio

Prospectus dated January 31, 2006, as revised April 7, 2006

Date of Supplement: September 1, 2006

Matt Nottingham has resigned as co-portfolio manager of each Fund. To reflect this change, the Prospectus is revised as follows:

Delete all references to Matt Nottingham under "Advisor, Subadvisors and Portfolio Managers -- CSIF Balanced" on page 87; "Advisor, Subadvisors and Portfolio Managers -- Fixed Income Investments of CSIF Balanced" on page 88; and "Advisor, Subadvisors and Portfolio Managers -- CSIF Bond" on page 95.